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                                                                    EXHIBIT 10.1

                                     TEKELEC
                  2004 EQUITY INCENTIVE PLAN FOR NEW EMPLOYEES

1. ESTABLISHMENT AND PURPOSES OF THE PLAN.

      Tekelec hereby establishes this 2004 Equity Incentive Plan for New Employees to promote the interests of the Company and its shareholders by (i) providing selected new Employees of the Company (including Employees who join the Company as a result of an acquisition or a similar corporate transaction) who are in a position to make material contributions to the successful operation of the Company's business with an appropriate and material inducement to accept employment, (ii) motivating such persons, by means of performance-related incentives, to achieve the Company's business goals and (iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company. All Awards under the Plan are intended to qualify as "employment inducement grants" within the meaning of Marketplace Rule 4350(i)(1)(A)(iv).

2. DEFINITIONS.

      The following definitions shall apply throughout the Plan:

      a. "AFFILIATE" shall mean any entity that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, the Company.

      b. "AWARD" shall mean any Option, Restricted Stock Award or Restrict Stock Unit granted pursuant to the provisions of the Plan.

      c. "AWARD AGREEMENT" shall mean any written agreement, contract or other instrument or document, including without limitation an Option Agreement, evidencing and reflecting the terms of any Award granted by the Committee hereunder in such form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve.

      d. "BOARD" shall mean the Board of Directors of the Company.

      e. "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

      f. "COMMON STOCK" shall mean the common stock, without par value, of the Company.

      g. "COMPANY" shall mean Tekelec, a California corporation, any "subsidiary" corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code, and any Affiliate, whether now or hereafter existing.

      h. "COMMITTEE" shall mean the committee of the Board appointed in accordance with Section 4(a) of the Plan or, if no such committee shall be appointed or in office, the Board, provided

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that any Award approved by the Board shall also have been approved by a majority of the Company's "independent directors" (within the meaning of the Marketplace Rules).

      i. "CONTINUOUS STATUS AS AN EMPLOYEE" shall mean the absence of any interruption or termination of employment by the Company. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Committee or in the case of transfers between locations of the Company.

      j. "DIVIDEND EQUIVALENT" shall mean any right granted under Section 9(b) of this Plan.

      k. "EMPLOYEE" shall mean any employee of the Company, including officers and directors who are also employees.

      l. "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

      m. "FAIR MARKET VALUE" shall mean, with respect to Shares, the fair market value per Share on the date an award is granted (or in connection with the Company's right to repurchase the Shares, the date of termination) as determined by the Board in its sole discretion, exercised in good faith; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the average of the closing bid and asked prices of the Common Stock on the date of grant (or, if there are no such prices for such date, on the first preceding day on which there were such reported prices) as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations System) or, in the event the Common Stock is listed on a stock exchange or quoted on the Nasdaq National Market System ("Nasdaq"), the fair market value per Share shall be the closing price on the exchange or on the Nasdaq National Market System on the date of grant of the Award (or, if there are no sales on such date, on the first preceding day on which there were reported sales), as reported in The Wall Street Journal.

      n. "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      o. "MARKETPLACE RULES" shall mean the Marketplace Rules of The Nasdaq Stock Market, as amended.

      p. "NONSTATUTORY STOCK OPTION" shall mean an Option which is not an Incentive Stock Option.

      q. "OPTION" shall mean a stock option to purchase Common Stock granted to a Participant pursuant to the Plan.

      r. "option agreement" means a written agreement substantially in the form attached hereto as Exhibit A, or such other form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

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      s. "OPTIONED STOCK" shall mean the Common Stock subject to an Option granted pursuant to the Plan.

      t. "PARTICIPANT" shall mean any Employee who is granted an Award.

      u. "PERMITTED TRANSFEREE" shall have the meaning set forth in Section 10.

      v. "PLAN" shall mean this Tekelec 2004 Equity Incentive Plan for New Employees.

      w. "RESTRICTED STOCK AWARD" shall mean any Shares granted under Section 8 of this Plan and issued with the restriction that the holder may not sell, transfer, pledge or assign such Shares and with such other vesting and other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

      x. "RESTRICTED STOCK UNIT" shall mean any unit granted under Section 9 of this Plan evidencing the right to receive one Share at some future date.

      y. "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

      z. "SHARES" shall mean shares of the Common Stock, any shares into which such Shares may be converted in accordance with Section 11 of the Plan and such other securities or property as may become subject to Awards pursuant to this Plan.

3. SHARES RESERVED.

      The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be 1,000,000 Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 11 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

      Shares subject to, but not sold or issued under, any Award terminating, expiring, forfeited or canceled for any reason prior to issuance of such Shares shall again become available for Awards thereafter granted under the Plan and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.

4. ADMINISTRATION OF THE PLAN.

      a. The Plan shall be administered by the Compensation Committee of the Board, which Committee shall consist of not less than two independent directors and shall administer the Plan subject to such terms and conditions as the Board may prescribe. Each member of the Committee shall be a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act and an "outside director" as defined in the Treasury regulations issued pursuant to Section 162(m) of the Code, and shall otherwise satisfy all applicable independence requirements set forth in the Marketplace Rules. Members of the Committee shall serve for such period of time as the Board

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may determine. From time to time the Board may increase the size of the
Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Committee and thereafter directly administer the Plan.

      b. Subject to the provisions of the Plan, the Committee shall have the authority in its sole discretion to: (i) determine the type or types of Awards (i.e., Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock Awards or Restricted Stock Units) to be granted to each Participant in the Plan,
(ii) determine the Fair Market Value per Share in accordance with the terns of the Plan, (iii) determine the exercise price of Options to be granted to Employees in accordance with the terms of the Plan, (iv) determine the Employees to whom, and the time or times at which, Awards shall be granted and the number of Shares subject to each Award, (v) prescribe, amend and rescind rules and regulations relating to the Plan, subject to the limitations set forth in
Section 12 of the Plan, (vi) determine the terms and provisions of each Award granted to Participants under the Plan and each Award Agreement (which need not be identical with the terms of other Awards and Award Agreements) and, with the consent of the Participant, to modify or amend an outstanding Award Agreement,
(vii) accelerate the exercise date of any Option or the vesting of any Restricted Stock Award or Restricted Stock Unit, (viii) determine whether any Participant will be required to execute a stock purchase agreement or other agreement as a condition to the issuance of Shares pursuant to an Award, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Participant, to amend any such agreement, (ix) interpret the Plan or any agreement entered into with respect to the grant of Awards and the issuance of Shares upon exercise of Options or the vesting of Restricted Stock Units, (x) determine the eligibility of an Employee for benefits hereunder and the amount thereof, (xi) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Awards or agreements relating to the grant or exercise thereof and (xii) make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

      c. All decisions, determinations and interpretations of the Committee shall be final and binding on all Participants and any other holders of any Awards granted under the Plan.

      d. The Committee shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Committee shall constitute a quorum and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present or acts approved in writing by a majority of the members of the Committee without a meeting shall constitute acts of the Committee.

      e. The Company shall pay all original issue and transfer taxes with respect to the grant of Awards and/or the issue and transfer of Shares pursuant to the exercise of Options or the vesting of Restricted Stock Awards or Restricted Stock Units and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Option or to whom an Award is granted or to whom Shares are otherwise issued pursuant to the

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Plan shall be responsible for all payroll, withholding, income and other taxes incurred by such person on the date of exercise of the Option or of issuance or vesting of Shares, as applicable.

5. ELIGIBILITY.

      Awards may be granted under the Plan only to Employees, and only as a material inducement in connection with the Company's hiring of such persons (including in connection with an acquisition by the Company or a similar corporate transaction), whether as a new hire or as a rehire following a bona fide termination of such person's Continuous Status as an Employee. Awards shall not become effective unless and until the Participant actually commences employment with the Company.

6. TERMS AND CONDITIONS OF OPTIONS.

      Options granted pursuant to the Plan by the Committee shall be either Incentive Stock Options or Nonstatutory Stock Options and shall be evidenced by an Option Agreement providing, in addition to such other terms as the Board may deem advisable, the following terms and conditions:

      a. Time of Granting Options. The date of grant of an Option shall for all purposes be the date on which the Committee makes the determination granting such Option; provided, however, that if the Committee determines that such grant shall be made as of some future date, the date of grant shall be such future date. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

      b. Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Nonstatutory Stock Option. The maximum number of Shares which may be awarded as Options under the Plan during any calendar year to any Optionee is 1,000,000 (as may be adjusted pursuant to Section 11 herein) Shares. If an Option held by an Employee is canceled, the canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to such Employee and any replacement Option granted to such Employee shall also count against such limit.

      c. Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Board; provided, however, that such price shall in no event be less than 100% of the Fair Market Value per Share on the date of grant of an Option.

          In the case of any Option granted to an Employee who at the time of grant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code or otherwise) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporations of the Company, the exercise price per Share shall be no less than 110% of the Fair Market Value per Share on the date of grant.

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      d. Medium and Time of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash or check payable to the Company or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Committee, including without limitation (i) by delivery of a promissory note, (ii) by tendering previously acquired Shares (valued at Fair Market Value as of the date of tender) that have been owned for a period of at least six months (or such other period as is necessary to avoid accounting charges against the Company's earnings), (iii) if Shares are traded on a national securities exchange or Nasdaq, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the exercise price, or
(iv) any combination of (i), (ii) and (iii). In connection with all exercises of Options and regardless of the medium of payment, the Optionee shall pay in cash any amount necessary to satisfy the Company's withholding obligations.

      e. Term of Options. The term of each Option may be up to ten years from the date of grant thereof; provided, however, that the term of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         The term of any Option may be less than the maximum term provided for herein as specified by the Committee upon grant of the Option and as set forth in the Option Agreement.

      f. Maximum Amount of Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company exceeds $100,000, the Options in excess of such limit shall be treated as Nonstatutory Stock Options.

7. EXERCISE OF OPTION.

      a. In General. Any Option granted hereunder to an Employee shall be exercisable at such times and under such conditions as may be determined by the Committee and as shall be permissible under the terms of the Plan, including any performance criteria with respect to the Company and/or the Optionee as may be determined by the Committee.

         An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable thereunder from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.

      b. Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, together with
(i) any other agreements required by the terms of the Plan and/or Option Agreement or as

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required by the Committee and (ii) payment by the Optionee of all payroll, withholding or income taxes incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Board are made).

      c. Decrease in Available Shares. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised, except if the Option is exercised by tendering Shares, either actually or by attestation.

      d. Exercise of Shareholder Rights. Until the Option is properly exercised in accordance with the terms of this Section 7, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised.

      e. Termination of Eligibility. If an Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee, he or she may, but only within 90 days following the date he or she ceases his or her Continuous Status as an Employee (subject to any earlier termination of the Option as provided by its terms), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of a Nonstatutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Nonstatutory Stock Option following the date he or she ceases his or her Continuous Status as an Employee; provided, however, that the maximum period of time during which a Nonstatutory Stock Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Status as an Employee shall not exceed the original term of such Option as set forth in the Option Agreement and that notwithstanding any extension of time during which a Nonstatutory Stock Option may be exercised, such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Optionee was entitled to exercise the Option on the date he or she ceased his or her Continuous Status as an Employee.

      f. Death or Disability of Optionee. If an Optionee's Continuous Status as an Employee ceases due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Optionee, the Option may be exercised within 180 days (or such other period of time not exceeding one year as is determined by the Committee at the time of granting the Option) following the date of death or termination of employment due to permanent or total disability (subject to any earlier termination of the Option as provided by its terms), by the Optionee in the case of permanent or total disability, or in the case of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but in any case (unless otherwise determined by the Committee at the time of granting the Option) only to the extent the Optionee was entitled to exercise the Option at the date of his or her termination of employment by death or permanent and total disability. To the extent that he or she was not

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entitled to exercise such Option at the date of his or her termination of employment by death or permanent and total disability, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of a Nonstatutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Nonstatutory Stock Option following the date he or she ceases his or her Continuous Status as an Employee; provided, however, that the maximum period of time during which a Nonstatutory Stock Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Status as an Employee shall not exceed the original term of such Option as set forth in the Option Agreement and that notwithstanding any extension of time during which a Nonstatutory Stock Option may be exercised, such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Optionee was entitled to exercise the Option on the date he or she ceased his or her Continuous Status as an Employee.

      g. Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Sections 7(e) and 7(f), an Option may not be exercised, under any circumstances, after the expiration of its term.

      h. Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall (i) deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised or (ii) otherwise arrange for such Shares to be issued to the Optionee. The time of issuance and, if applicable, delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.

         Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from the appropriate governmental agencies authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, applicable state law, the rules and regulations promulgated thereunder and the Marketplace Rules or the requirements of any stock exchange upon which the Shares may then be listed. Any such issuance may be further subject to the approval of counsel for the Company with respect to such compliance.

8. TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

      a. Grant. Restricted Stock Awards may be granted hereunder by the Committee to Employees either alone or in addition to other Awards granted under the Plan. A Restricted Stock Award shall be subject to such terms and conditions as may be determined by the Committee and may be subject to vesting conditioned upon the satisfaction of such requirements, conditions (such

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as a condition that the Participant's right to the Shares shall vest in installments over a period of time during which services are to be provided to the Company by the Employee), restrictions or performance criteria as shall be established by the Committee and set forth in the Award Agreement. During any period during which Shares acquired pursuant to a Restricted Stock Award are subject to vesting conditions, such Shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of by the Participant. The provisions of Restricted Stock Awards need not be the same with respect to each Participant receiving such awards. The Committee has absolute discretion to determine whether any consideration is to be received by the Company as a condition precedent to the issuance of Restricted Stock Awards. The terms of any Restricted Stock Award granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee which are not inconsistent with the Plan.

      b. Rights of Holders of Restricted Stock. Beginning on the date of grant of a Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Restricted Stock Award and shall have all of the rights of a shareholder, including the right to vote the Shares subject to the Restricted Stock Award and the right to receive distributions made with respect to such Shares; provided, however, that any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any such Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as the Shares subject to the Restricted Stock Award.

      c. Delivery of Shares. Shares issued upon the grant of Restricted Stock Awards shall, unless otherwise determined by the Committee, be maintained in the custody of or on behalf of the Company until all applicable vesting conditions have been satisfied. Shares subject to Restricted Stock Awards that are no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived.

      d. Termination of Continuous Status as an Employee. Unless otherwise determined by the Committee or unless otherwise provided in the Award Agreement evidencing the Award, in the event of the termination of a Participant's Continuous Status as an Employee, Shares which are subject to a Participant's Restricted Stock Award which are not vested as of the date of such termination shall be automatically forfeited by the Participant and cancelled by the Company for no value.

      e. Waiver of Forfeiture. The Committee may, when it finds that a waiver would be in the best interests of the Company and subject to such terms and conditions as the Committee shall deem appropriate, waive in whole or in part any remaining vesting restrictions with respect to any Restricted Stock Award or any other conditions set forth in any Award Agreement.

9. TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS.

      a. Grant. Restricted Stock Units may be issued hereunder to Employees either alone or in addition to other Awards granted under the Plan. A Restricted Stock Unit is a bookkeeping entry that represents the right to receive one Share to be issued and delivered at the end of the applicable vesting period, subject to a risk of cancellation and to the other terms and conditions set forth in the Plan and in any Award Agreement evidencing the Restricted Stock Unit and subject to any

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additional terms and conditions established by the Committee. The Company shall establish and maintain accounts for Participants in which the Company shall record Restricted Stock Units and the transactions and events affecting such units. Restricted Stock Units and other items reflected in the account will represent only bookkeeping entries by the Company to evidence the Company's unfunded obligations. The provisions of Restricted Stock Units need not be the same with respect to each Participant receiving such Awards. The Committee has absolute discretion to determine whether any consideration is to be received by the Company as a condition precedent to the grant of a Restricted Stock Unit. The terms of any Restricted Stock Unit granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee which are not inconsistent with the Plan.

      b. Rights of Holders of Restricted Stock Units; Dividend Equivalents. Unless the Committee otherwise provides in an Award Agreement for Restricted Stock Units, any Participant holding Restricted Stock Units shall have no rights as a shareholder of the Company with respect to such Restricted Stock Units. The Committee shall be authorized to establish procedures pursuant to which the Company's payment of any Restricted Stock Unit may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of a Restricted Stock Unit may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis and with respect to the number of Shares covered by the Award, payments ("Dividend Equivalents") in amounts equivalent to cash, stock or other property paid by the Company as dividends on the Company's Common Stock prior to the vesting of the Restricted Stock Units.

      c. Delivery of Shares in Settlement of Restricted Stock Units. Restricted Stock Units (if not previously cancelled) will be automatically settled on or about the vesting date or dates set forth in the Award Agreement evidencing the Award. The Company may make delivery of Shares in settlement of Restricted Stock Units by either delivering one or more stock certificates representing such Shares to the Participant, registered in the name of the Participant, or by depositing such Shares into an account maintained for the Participant and established in connection with any Company plan or arrangement providing for investment in Common Stock of the Company.

      d. Termination of Continuous Status as an Employee. Unless otherwise determined by the Committee or unless otherwise provided in the Award Agreement evidencing the Award, in the event of the termination of a Participant's Continuous Status as an Employee, the Participant's Restricted Stock Units which are not vested as of the date of such termination shall not vest and shall automatically be cancelled for no value and without issuance of any Shares.

      e. Waiver of Forfeiture. The Committee may, when it finds that a waiver would be in the best interests of the Company and subject to such terms and conditions as the Committee shall deem appropriate, waive in whole or in part any remaining vesting restrictions with respect to any Restricted Stock Units or any other conditions set forth in any Award Agreement.

10. NONTRANSFERABILITY OF AWARDS.

      No Awards granted under the Plan, and no Shares subject to any such Awards, that have not been issued or as to which any applicable vesting restriction, performance or deferral period has not lapsed, may be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any

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manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfers between spouses incident to a divorce. Options may be exercised during the life of the Optionee only by the Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, a Participant may assign or transfer an Award with the consent of the Committee (each transferee thereof, a "Permitted Transferee"), which consent may be granted or withheld in the Committee's sole discretion, provided that such Permitted Transferee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and, provided further, that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Transferee and the Company's transfer agent in effectuating any transfer permitted under this Section 10.

11. ADJUSTMENT UPON CHANGE IN CORPORATE STRUCTURE.

      a. Subject to any required action by the shareholders of the Company, the number and type of Shares covered by each outstanding Award, and the number and type of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, expiration or forfeiture of an Award, as well as the exercise or purchase price per Share, as applicable, covered by outstanding Awards, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split or combination or the payment of a stock dividend (but only on the Common Stock) or reclassification of the Common Stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than stock awards to Employees); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Any such adjustment shall be determined in good faith by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, and the Committee's determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Award.

      b. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company (other than in the ordinary course of business), or the merger or consolidation of the Company with or into another corporation, as a result of which the Company is not the surviving and controlling corporation, the Board shall (i) make provision for the assumption of outstanding Awards by the successor corporation, (ii) declare that any Option shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof to the Optionee and shall give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable provided such exercise does not violate Section 7(h) of the Plan, (iii) accelerate the vesting of Restricted Stock Awards and Restricted Stock Units, or (iv) cause any Award outstanding as of the effective date of any such event to be cancelled in consideration of a cash payment or grant of an alternative option or award (whether by the Company or any entity that is a party to the transaction), or a combination thereof, to the holder of the cancelled Award, provided that such payment and/or grant are substantially equivalent in value to the fair market value of the cancelled Award as determined by the Committee.

      c. No fractional shares of Common Stock shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by an Award, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

12. AMENDMENT AND TERMINATION OF THE PLAN.

      a. Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable, and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of Section 422 of the Code. An amendment to or the termination of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable law, including the Marketplace Rules or the rules and regulations of any stock exchange on which Shares are listed or quoted.

      b. Effect of Amendment or Termination. Except as otherwise provided in
Section 11 of the Plan, any amendment or termination of the Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Company, which agreement must be in writing and signed by the Participant and the Company.

13. INDEMNIFICATION.

      No member of the Board or its Committee shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving willful misconduct, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent or Employee. In addition to such other rights of indemnification they may have as members of the Board, or as members of the Committee, the Board and the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that a Board or Committee member is liable for willful misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding, such Board or Committee member shall in writing have offered the Company the opportunity, at its own expense, to handle and defend the same.

14. GENERAL PROVISIONS.

      a. Withholding or Deduction for Taxes. The grant of Awards hereunder and the issuance of Shares and all payments and distributions pursuant to this Plan are conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Participant, any taxes required to be withheld under Federal, state or local law as a result of the: (i) grant of any Award, (ii) exercise of any Option, (iii) sale of Shares issued upon exercise of Options, (iv) delivery of Shares, cash or other property, (v) lapse of restrictions in connection with any Award, or (vi) any other event occurring pursuant to the Plan. To the extent that compensation and other amounts, if any, payable to the Participant are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Participant, including without limitation, as a condition of the exercise of any Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the delivery to the Company of cash necessary to satisfy the Company's withholding obligations under Federal and state law. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligations for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period as may be necessary to avoid accounting charges against the Company's earnings), or by directing the Company to retain Shares (up to the Participant's minimum required tax withholding rate) otherwise deliverable in connection with the Award.

      b. Other Plans. Nothing contained in the Plan shall prohibit the Company from establishing additional incentive compensation arrangements.

      c. No Enlargement of Rights. Neither the Plan, nor the granting of Awards, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Employee for any period of time, or at any particular rate of compensation. Nothing in the Plan shall be deemed to limit or affect the right of the Company to discharge any Employee at any time for any reason or no reason.

         No Employee shall have any right to or interest in Awards authorized hereunder prior to the grant thereof to such eligible person, and upon such grant he or she shall have only such rights and interests as are expressly provided herein and in the related Award Agreement, subject, however, to all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

      d. Notice. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal office, and any notice to be given to a Participant to whom an Award is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant or his or her transferee (upon any permitted transfer) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Participant holding Shares purchased upon exercise of an Option or otherwise issued pursuant to Awards hereunder to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

      e. Applicable Law. To the extent that Federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of laws rules thereof.

      f. Incentive Stock Options. The Company shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Options are not incentive stock options as defined in Section 422 of the Code.

      g. Information to Participants. The Company shall provide without charge to each Participant copies of its annual financial statements (which need not be audited), which may be included within such annual and periodic reports as are provided by the Company to its shareholders generally.

      h. Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

      i. Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

      j. Form of Shares and Restricted Stock Awards; Stop Transfer Orders. Shares issued or delivered under the Plan, including Shares subject to any Restricted Stock Award, may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of a Restricted Stock Award, such certificate shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Shares are then listed or quoted, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      k. Unfunded Status of the Plan. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

15. EFFECTIVE DATE AND TERM OF PLAN.

      This Plan is effective as of July 21, 2004. This Plan shall continue in effect for a term of ten years, unless sooner terminated under Section 12 of the Plan.

                            CERTIFICATE OF SECRETARY

      The undersigned Secretary of Tekelec, a California corporation (the "Company"), hereby certifies that the foregoing is a true and correct copy of the Company's 2004 Equity Incentive Plan for New Employees.

      IN WITNESS WHEREOF, the undersigned has executed this document as of the date set forth below.

Date: ___________________________ , 2004       _____________________________
                                               Ronald W. Buckly, Secretary

[TEKELEC LOGO]

                  2004 EQUITY INCENTIVE PLAN FOR NEW EMPLOYEES
                             STOCK OPTION AGREEMENT

Tekelec hereby grants to you an Option under the Tekelec 2004 Equity Incentive Plan for New Employees (the "Plan"), to purchase the number of shares of Tekelec Common Stock set forth below.

NAME:

EMPLOYEE ID #:

DATE OF GRANT:

TYPE OF OPTION:                 NSO/ISO

NUMBER OF SHARES:

EXERCISE PRICE:

PAYMENT: Payment of the exercise price and applicable taxes may be made (i) by cash or check and/or
                                (ii) pursuant to a "Cashless" exercise (see
                                Option Terms and Conditions attached hereto).

VESTING SCHEDULE:               16 equal quarterly installments; the first
                                installment will vest on _______________, and one additional installment will vest on the last day of each calendar quarter thereafter, as long as you remain an employee of the Company.

EXPIRATION DATE:                Each of the 16 quarterly installments will
                                expire on the four-year anniversary of its vesting (e.g., the installment vesting on _______________ will expire at the close of business on _______________); provided, however, that in the event of your termination of employment with the Company or your disability or death, the provisions of Sections 6 and 7 of the Option Terms and Conditions attached hereto shall apply to your right to exercise the Option.

This Stock Option Agreement consists of this page and the Option Terms and Conditions and the Notice of Exercise of Stock Option attached hereto. By signing below, you accept the grant of this Option and agree that this Option is subject in all respects to the terms and conditions of the Plan located on Tekelec's internal website at Teksource. Copies of the Plan and Prospectus containing information concerning the Plan are available upon request to _______________ at _______________ or _______________@tekelec.com.

You further acknowledge and agree that (i) you have carefully reviewed this Stock Option Agreement (including the Option Terms and Conditions attached hereto) and the Plan and (ii) this Stock Option Agreement and the Plan set forth the entire understanding between you and the Company regarding this Option and supersede all prior oral and written agreements with respect thereto.

TEKELEC

BY: _____________________________                   ___________________________
PRINT NAME: _____________________                   DATE
TITLE: __________________________

     ____________________________                   ___________________________
              OPTIONEE                              DATE

                       TEKELEC 2004 EQUITY INCENTIVE PLAN
                                FOR NEW EMPLOYEES
              STOCK OPTION AGREEMENT - OPTION TERMS AND CONDITIONS

The following Terms and Conditions apply to the nonstatutory stock option granted by Tekelec to the Optionee whose name appears on the Stock Option Agreement to which these Terms and Conditions are attached.

1. 2004 EQUITY INCENTIVE PLAN FOR NEW EMPLOYEES. This Option is in all respects subject to the terms, definitions and provisions of the Tekelec 2004 Equity Incentive Plan for New Employees (the "Plan") adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

2.    NATURE OF THE OPTION. This Option is intended to be a NONSTATUTORY
      STOCK OPTION and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

3. METHOD OF PAYMENT. The aggregate exercise price of the Shares purchased upon an exercise, in whole or in part, of the Option may be paid in one or both of the following forms:

      (a)   Check made payable to the Company or its designated agent; and/or

      (b) Through a special sale and remittance procedure commonly referred to as a "cashless exercise" pursuant to which the Optionee (or any other person(s) entitled to exercise the Option) shall concurrently provide irrevocable written instructions:

            (i) to a brokerage firm to effect the immediate sale of a sufficient number of the Shares purchased upon the exercise of the Option to enable such brokerage firm to remit out of the sales proceeds available upon the settlement date, sufficient funds to Tekelec to cover the aggregate exercise price payable for the purchased Shares plus all applicable Federal, state and local income and employment taxes required to be withheld by Tekelec by reason of such exercise and/or sale; and

           (ii) to Tekelec to deliver the certificate(s) for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

                  Except to the extent the sale and remittance procedure is utilized in connection with the Option exercise, payment of the aggregate exercise price must accompany the Notice of Exercise delivered by the Optionee to Tekelec in connection with the Option exercise.

4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

      (a) This Option shall vest and be exercisable cumulatively as set forth on the first page of the Stock Option Agreement. An Optionee who has been in continuous employment with the Company since the grant of this Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment; provided, however, that an Option may not be exercised for a fraction of a Share. In the event of the Optionee's termination of employment with the Company or Optionee's disability or death, the provisions of Sections 6 or 7 below shall apply to the right of the Optionee to exercise the Option.

      (b) This Option shall be exercisable by written notice (in the form of the Notice of Exercise of Stock Option attached hereto, as amended from time to time) which shall state the Optionee's election to exercise this Option and the number of Shares being purchased and set forth such other information as may be required by the Company in connection with the exercise of the Option. Such written notice shall be signed by the Optionee and shall be delivered in person or by facsimile (818.880.0176) or certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall specify the method of payment of the aggregate exercise price in accordance with Section 3 above. The certificate or certificates for the purchased Shares shall be registered in the name of the Optionee unless otherwise specified by the Optionee in the Notice of Exercise.

      (c) No rights of a shareholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7(h) of the Plan.

5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of Shares upon Optionee's exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. TERMINATION OF EMPLOYMENT. If the Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Employment, the Optionee shall have the right to exercise this Option at any time within 90 days after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

7. DEATH OR DISABILITY. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within 180 days after the date of death or termination of employment due to disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

8. TERM OF OPTION. This Option shall expire and terminate for all purposes on _______________, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement; provided, however, that to the extent an installment of this Option is not exercised within the four-year period following the date on which such installment vests and becomes exercisable, this Option shall expire and terminate with respect to such installment. Notwithstanding any provision in the Plan with respect to the post-employment exercise of an Option, a vested installment of an Option may not be exercised after the expiration of its term.

9. WITHHOLDING UPON EXERCISE OF OPTION. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

10. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfer between spouses incident to a divorce. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

11. NO RIGHT OF EMPLOYMENT. Neither the Plan nor this Option shall confer upon the Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

12.   MISCELLANEOUS.

      (a) Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the "Parties") and their respective successors and assigns.

      (b) No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against any Party.

      (c)   Amendments.

            (i) The Committee reserves the right to amend the terms and provisions of this Option without the Optionee's consent to comply with any Federal or state securities law.

            (ii) Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Either Party may waive compliance by the other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing.

      (d) Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.

      (e) Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

                                     * * * *

TEKELEC    NOTICE OF EXERCISE OF STOCK OPTION

I hereby notify Tekelec that I elect to exercise the options listed below to purchase the number of shares of Tekelec Common Stock indicated below. In connection with the exercise of my options and the purchase of such shares, I have received and carefully reviewed a copy of the Company's Prospectus containing information about the 2004 Equity Incentive Plan for New Employees and the shares of Tekelec Common Stock issuable thereunder.

Section I: Personal Data  (Please print legibly)

Name: ____________________________         Employee ID #:_________________________________________
Address:__________________________         SSN:  ___  ___  ___  -  ___  ___  -  ___  ___  ___  ___
City, State, Zip:_________________         Phone:  (___________)__________________________________

Section II:  Statement of Intent to Exercise

Type of Option:         [ ]  Incentive Stock     [ ]  Nonstatutory Stock
(check one)                  Option (ISO)             Option (NSO)

              Option Grant    # Shares                Exercise Price                                      Total Exercise
Option #         Date         Exercise                   per Share                 Taxes (NSO only)            Price
 _______      __________      __________      X         $__________         +          TBD          =        $__________
 _______      __________      __________      X         $__________         +          TBD          =        $__________
 _______      __________      __________      X         $__________         +          TBD          =        $__________
                                                                          Total amount due to TEKELEC:       $__________

NSO EXERCISES ONLY: I understand that for NSO exercises I am required to pay Federal and state income and employment taxes on the gain, as measured, as of the date of exercise, by the difference between the option exercise price and the fair market value of the shares purchased. Tax calculations will be provided by the Stock Plan Administrator.

ISO EXERCISES ONLY: I will promptly notify Tekelec if I sell, transfer, gift or otherwise dispose of any or all of the shares acquired upon the exercise of an ISO at any time (a) within one year after the date hereof; or (b) within two years after the ISO grant date.

Section III:  Method of Exercise  (Please check one)

[ ] Exercise and        [ ]  Same day sale of       [ ]  Same day sale of
    hold                     all shares exercised      _______ shares exercised

Section IV:  Method of Payment  (Please check one)

[ ] Cashless Exercise -                     [ ]  Check made payable to Tekelec
    - proceeds from sale of stock

Section V:  Broker Information

Name of Broker: _________________                Address:  ____________________
Contact Name:   _________________                Fax No.:  ____________________
Account No.:    _________________                Phone No.:____________________

Section VI:  Certificate Registration  (Please check one)

[ ] Issue stock in my name individually and mail stock certificate to the above address.

[ ] Issue stock in street name and send directly to my Broker at the above address.

Employee signature: _______________________  Date: ________________ , 200______

Please return your completed Notice of Exercise to _________________________, Tekelec Stock Plan Administrator.

Received by __________ on behalf of Tekelec on ___________, 200___. ___________
                                                                      Signature

                                                                       EXHIBIT B

[TEKELEC LOGO]

                  2004 EQUITY INCENTIVE PLAN FOR NEW EMPLOYEES
                      RESTRICTED STOCK UNIT AWARD AGREEMENT

Tekelec hereby grants to you a Restricted Stock Unit Award under the Tekelec 2004 Equity Incentive Plan for New Employees (the "Plan"), as set forth below. Capitalized terms defined in the Plan but not in this Agreement shall have the meanings given to them herein.

NAME:

EMPLOYEE ID #:

DATE OF GRANT:

NUMBER OF
RESTRICTED STOCK UNITS:

NATURE OF
RESTRICTED STOCK UNITS:         Each Restricted Stock Unit represents the right
                                to receive one share ("Share") of Tekelec Common
                                Stock to be issued and delivered at the end of the applicable vesting period, subject to the risk of cancellation as described herein and in the Plan.

VESTING SCHEDULE:               The Restricted Stock Units will vest on [______,
                                200__] or [the ___-year anniversary of the date of grant], as long as you remain an Employee of the Company through such vesting date(s).

FORFEITURE:                     If you cease to serve as an Employee for any
                                reason, any Restricted Stock Units which are not vested as of the date of such termination shall not vest and shall automatically be cancelled and forfeited for no value and without any issuance of Shares.

TAXES: Payment of the applicable taxes in connection with the vesting of Restricted Stock Units may be made by check or other permitted means or by having the Company retain Shares otherwise deliverable in connection with the vesting of the Restricted Stock Units (see Restricted Stock Unit Terms and Conditions attached hereto).

This Restricted Stock Unit Award Agreement consists of this page and the Restricted Stock Unit Terms and Conditions attached hereto. By signing below, you accept the grant of this Restricted Stock Unit Award and agree that this Restricted Stock Unit Award is subject in all respects to the terms and conditions of the Plan located on Tekelec's internal website at Teksource. Copies of the Plan and a Prospectus containing information concerning the Plan are available upon request to _______________ at _______________ or
_______________@tekelec.com.

You further acknowledge and agree that (i) you have carefully reviewed this Restricted Stock Unit Award Agreement (including the Restricted Stock Unit Terms and Conditions attached hereto) and the Plan and (ii) this Restricted Stock Unit Award Agreement and the Plan set forth the entire understanding between you and the Company regarding this Restricted Stock Unit Award and supersede all prior or contemporaneous oral and written agreements with respect thereto.

TEKELEC

BY: ______________________________                      _______________________
PRINT NAME: ______________________                      DATE
TITLE: ___________________________

          ________________________                      _______________________
          PARTICIPANT                                   DATE

                       TEKELEC 2004 EQUITY INCENTIVE PLAN
                                FOR NEW EMPLOYEES
               RESTRICTED STOCK UNIT AWARD AGREEMENT - RESTRICTED
                        STOCK UNIT TERMS AND CONDITIONS

The following Restricted Stock Unit Terms and Conditions apply to the Restricted Stock Unit Award granted by Tekelec to the Participant whose name appears on the Restricted Stock Unit Award Agreement cover page to which these Restricted Stock Unit Terms and Conditions are attached.

1. 2004 EQUITY INCENTIVE PLAN FOR NEW EMPLOYEES. This Restricted Stock Unit Award is in all respects subject to the terms, definitions and provisions of the Tekelec 2004 Equity Incentive Plan for New Employees (the "Plan") adopted by the Company and incorporated herein by reference. Capitalized terms defined in the Plan but not defined in this Restricted Stock Unit Award Agreement shall have the meanings given to them in the Plan.

2.    VESTING OF RESTRICTED STOCK UNITS AWARDS.

      (a)   Upon each vesting date for the Restricted Stock Unit Award
            (each, a "Vesting Date"), one share of Tekelec Common Stock shall be issuable for each Restricted Stock Unit that vests on such date, subject to the terms and provision of the Plan and this Restricted Stock Unit Award Agreement. Following vesting, the Company will issue and transfer such Shares to the Participant as soon as administratively feasible following satisfaction of any required withholding tax obligations as provided in Section 4 below.

      (b) To the extent the Restricted Stock Units vest and Shares are issued and delivered to the Participant, such Shares will be free of the terms and conditions of this Restricted Stock Unit Award Agreement.

      (c) No rights of a shareholder shall exist with respect to the Restricted Stock Units as a result of the mere grant of the Restricted Stock Units. Such rights shall exist only after issuance of the Shares following the applicable Vesting Date.

3. DELIVERY OF SHARES UPON VESTING OF RESTRICTED STOCK UNITS. Restricted Stock Units (if not previously forfeited) will automatically be settled on or about the Vesting Date or Vesting Dates set forth on the cover page of this Restricted Stock Unit Award Agreement. The Company may make delivery of Shares upon vesting of Restricted Stock Units either by (i) delivering one or more stock certificates representing such Shares to the Participant, registered in the name of the Participant, or (ii) depositing such Shares into an account maintained for the Participant and established in connection with any Company plan or arrangement providing for investment in Common Stock of the Company. All certificates for Shares and all Shares shall be subject to such stop transfer orders and other restrictions as the Company may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Shares are then listed or quoted, and any applicable Federal or state securities law, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

4.    TAXES.

      (a) RESPONSIBILITY OF THE PARTICIPANT. The Participant is responsible for any taxes required to be withheld under Federal, state or local law in connection with: (i) the vesting of the Restricted Stock Unit Award and the issuance and delivery of Shares to the Participant, or
            (iii) any other event occurring pursuant to this Restricted Stock Award Agreement or the Plan (collectively, "Taxes").

      (b) PAYMENT IN CASH. The Participant may elect to pay to the Company an amount sufficient to cover such Taxes by delivering to the Company a check or by such other means as the Company may establish or permit.

      (c) PAYMENT BY WITHHOLDING OF SHARES. The Participant may also elect to satisfy his or her obligations for the payment of such Taxes by having the Company retain that number of whole Shares which would otherwise be deliverable in connection with the Restricted Stock Unit Award upon vesting and which have a Fair Market

            Value sufficient to satisfy the amount of the Taxes required to be withheld. "Fair Market Value" for this purpose shall be as determined in the Plan as of the last trading day before the applicable Vesting Date.

      (d) COMPANY RIGHTS. Any election pursuant to Section 4(a) or 4(b) above shall be made in writing on such form as shall be prescribed by the Company for such purpose. The Company also reserves the right to withhold Taxes, in accordance with any applicable law, from (i) any compensation or other amounts payable to the Participant and/or (ii) the Shares otherwise issuable to the Participant.

5. TERMINATION OF EMPLOYMENT. If the Participant ceases to serve as an Employee for any reason and thereby terminates his or her Continuous Status as an Employee, the Participant's Restricted Stock Units which are not vested as of the date of such termination shall not vest and shall automatically be cancelled and forfeited for no value and without any issuance of Shares.

6. NONTRANSFERABILITY OF RESTRICTED STOCK UNITS. This Restricted Stock Unit Award may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than transfers between spouses incident to a divorce. Subject to the foregoing and the terms of the Plan, the terms of this Restricted Stock Unit Award shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant. The Shares issued upon vesting of the Restricted Stock Unit Award will not be subject to restrictions on transfer under this Section 6.

7. NO DIVIDEND EQUIVALENTS. The Participant shall not be entitled to receive, currently or on a deferred basis, any payments (i.e., "dividend equivalents") equivalent to cash, stock or other property paid by the Company as dividends on the Company's Common Stock prior to the vesting of the Restricted Stock Units.

8. NO RIGHT OF EMPLOYMENT. Neither the Plan nor this Restricted Stock Unit Award shall confer upon the Participant any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Participant at any time, with or without cause and with or without notice.

9.    MISCELLANEOUS.

      (a) SUCCESSORS AND ASSIGNS. This Restricted Stock Unit Award Agreement shall bind and inure only to the benefit of the parties to this Restricted Stock Unit Award Agreement (the "Parties") and their respective permitted successors and assigns.

      (b) NO THIRD-PARTY BENEFICIARIES. Nothing in this Restricted Stock Unit Award Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective permitted successors or assigns. Nothing in this Restricted Stock Unit Award Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Restricted Stock Unit Award Agreement shall give any third person any right of subrogation or action over or against any Party.

      (c)   AMENDMENTS.

            (i) The Committee reserves the right to amend the terms and provisions of this Restricted Stock Unit Award without the Participant's consent to comply with any Federal or state securities law.

            (ii) Except as specifically provided in subsection (i) above, this Restricted Stock Unit Award Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Either Party may waive compliance by the other Party with any of the covenants or conditions of this Restricted Stock Unit Award Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Restricted Stock Unit Award Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Restricted Stock Unit Award Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing.

      (d) GOVERNING LAW. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.

      (e) SEVERABILITY. If any provision of this Restricted Stock Unit Award Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Restricted Stock Unit Award Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

                                     * * * *